UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2017

BBX CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Florida	001-09071	59-2022148
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

401 East Las Olas Boulevard, Suite 800, Fort Lauderdale, Florida	33301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 954-940-4900

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company    [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.[ ]

Item 8.01 Other Events

On July 6, 2017, BBX Capital Corporation (the “Company”) issued a press release announcing that its Class A Common Stock has been approved for listing on the New York Stock Exchange (the “NYSE”). The Company anticipates that its Class A Common Stock will begin trading on the NYSE under the symbol “BBX” on July 13, 2017.  Until trading on the NYSE commences, the Company’s Class A Common Stock will continue to trade on the OTCQX under its current symbol, “BBXT.”  The Company’s press release announcing the approval for listing of its Class A Common Stock on the NYSE is attached hereto as Exhibit 99.1.

The Company’s Class B Common Stock will continue trading on the OTCQX under its symbol, “BBXTB.”

Item 9.01 Financial Statements and Exhibits.

d)  Exhibits.

Exhibit 99.1 – Press Release dated July 6, 2017

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 6, 2017

BBX Capital Corporation

By: /s/  Raymond S. Lopez

Raymond S. Lopez,

Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

Uly 31
Exhibit 99.1	Press Release dated July 6, 2017